Alpha Hedged Strategies Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(877) 569-2382

September 7, 2004

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of the Alpha Hedged Strategies Fund (the "Fund") scheduled for September 27, 2004 (the "Special Meeting") to vote on a number of important proposals affecting the Fund: (1) to approve a new investment advisory agreement between the Fund and Alternative Investment Partners, LLC ("AIP"), the Fund’s investment adviser; (2) to approve the portfolio research consultant agreement by and among the Fund, AIP and Trust Advisors, LLC ("Trust Advisors"); and (3) to elect the Fund’s Board of Trustees.

As discussed in more detail in the enclosed Proxy Statement, the previous investment advisory agreement terminated on August 2, 2004 due to the acquisition of an additional interest in AIP by Asset Alliance Corporation ("Asset Alliance"). Asset Alliance is a multi-faceted investment management firm specializing in alternative investment management and has owned a controlling interest in AIP since the Fund’s inception. To avoid disruption of the Fund’s investment management program, the Board of Trustees of the Fund (the "Board") approved a new advisory agreement on August 2, 2004, and has recommended that shareholders of the Fund be asked for their approval as well. The new investment advisory agreement provides that, up until and following shareholder approval, AIP will continue to provide investment advisory services on the same terms and with the same fee structure under which it currently operates. The Board believes that this proposal is in the Fund’s and your best interest.

In addition, like the previous investment advisory agreement, the portfolio research consultant agreement was deemed assigned as a result of the change in control of AIP and was terminated as a result of its assignment. Under this agreement, Trust Advisors, an affiliate of AIP, provides AIP with background information and other research, as well as comprehensive reviews of the sub-advisers utilized by the Fund. On August 2, 2004, as a result of the change in control of AIP and corresponding assignment of the portfolio research consultant agreement, the Board re-approved the agreement and has recommended that shareholders of the Fund be asked for their approval as well. The portfolio research consultant agreement provides that, up until and following shareholder approval, Trust Advisors will continue to provide consulting services on the same terms and with the same fee structure under which it currently operates. The Board also believes that this proposal is in the Fund’s and your best interest.

Finally, you are being asked to elect the Fund’s Board. The Investment Company Act of 1940 (the "1940 Act") requires that, at all times, at least two-thirds of the Board be comprised of Trustees elected by shareholders. Currently, the Board has four members, none of which is affiliated with AIP, Asset Alliance or Trust Advisors, and three-fourths of which has been elected by shareholders. While the Fund is currently in compliance with the 1940 Act, the addition of Stephen G. Bondi would reduce the percentage of Trustees elected by shareholders below the required two-thirds. You are being asked to elect all five Trustees in order to have the entire Board elected by shareholders.

If you are a shareholder of record as of the close of business on August 4, 2004, you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card. The Board has recommended approval of each proposal and encourages you to vote "FOR" each proposal. If you have any questions regarding the issue to be voted on, please do not hesitate to call the Fund’s administrator at (414) 765-5344. Whether or not you are planning to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

AIP ALTERNATIVE STRATEGIES FUNDS

/s/ Lee Schultheis, President

Alpha Hedged Strategies Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

NOTICE OF SPECIAL MEETING
TO BE HELD SEPTEMBER 27, 2004

To the shareholders of the Alpha Hedged Strategies Fund (the "Fund"), a series of AIP Alternative Strategies Funds (the "Trust"), for a Special Meeting (the "Meeting") of shareholders of the Fund to be held on September 27, 2004:

Notice is hereby given that the Meeting will be held on September 27, 2004, at 4:00 p.m., Eastern time, at the offices of Alternative Investment Partners, LLC ("AIP"), 701 Westchester Avenue, Suite 205-W, White Plains, New York 10604. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

1.	To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Alternative Investment Partners, LLC ("AIP"), the Fund’s investment adviser; under which AIP will continue to act as investment adviser with respect to the assets of the Fund -- AIP will serve as investment adviser on substantially identical terms as the current investment advisory agreement between AIP and the Fund currently in effect on an interim basis, which took effect after the acquisition of an additional interest in AIP by Asset Alliance Corporation, a multi-faceted investment management firm specializing in alternative investment management that has owned a controlling interest in AIP since the Fund’s inception;

2.	To approve the portfolio research consultant agreement by and among the Trust, on behalf of the Fund, AIP, and Trust Advisors, LLC, under which Trust Advisors, LLC will continue to serve on substantially identical terms as research consultant under the research consultant agreement that was re-approved after its assignment as a consequence of the change in ownership at AIP;

3.	To elect five Trustees of the Trust to hold office until their respective successors have been duly elected and qualified; and

4.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

These proposals are discussed in greater detail in the attached Proxy Statement. Shareholders of record at the close of business on August 4, 2004 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or by voting at the Meeting.

By Order of the Board of Trustees

By:	/s/ Lee Schultheis
Lee Schultheis, President
September 7, 2004

Alpha Hedged Strategies Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(877) 569-2382

PROXY STATEMENT
September 7, 2004

General. This Proxy Statement is being furnished by the Board of Trustees (at times, the "Board") of AIP Alternative Strategies Funds (the "Trust"), to the shareholders of the Trust’s sole series, the Alpha Hedged Strategies Fund (the "Fund"), in connection with the Fund’s solicitation of shareholders’ proxies for use at a Special Meeting (the "Meeting") to be held September 27, 2004, at 4:00 p.m., Eastern time, at the offices of Alternative Investment Partners, LLC ("AIP"), the Fund’s investment adviser, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is September 7, 2004. At the Meeting, the shareholders of the Fund will be asked:

1.	To approve a new investment advisory agreement (the "Advisory Agreement") by and between the Trust, on behalf of the Fund, and AIP, under which AIP will continue to act as investment adviser with respect to the assets of the Fund. AIP will serve as investment adviser on substantially identical terms as the current investment advisory agreement between AIP and the Fund currently in effect on an interim basis, which took effect after the acquisition of an additional interest in AIP by Asset Alliance Corporation ("Asset Alliance"), a New York-based, multi-faceted investment management firm specializing in alternative investment management that has owned a controlling interest in AIP since the Fund’s inception;

2.	To approve the portfolio research consultant agreement ("Consultant Agreement") by and among the Trust, on behalf of the Fund, AIP, and Trust Advisors, LLC ("Trust Advisors"), under which Trust Advisors will continue to serve on substantially identical terms as research consultant under the research consultant agreement that was re-approved after its assignment as a consequence of the change in ownership at AIP;

3.	To elect five Trustees of the Trust to hold office until their respective successors have been duly elected and qualified; and

4.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Record Date/Shareholders Entitled to Vote. The Fund is a separate investment series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Shareholders of the Fund at the close of business on August 4, 2004 will be entitled to be present and vote at the Meeting. As of that date, there were 1,668,385 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $17,758,712.

Voting Proxies. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this by completing, dating, signing and returning the enclosed proxy card. Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy statement. In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote FOR each proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the President of the Trust, Lee Schultheis, c/o Alternative Investment Partners, LLC, 701 Westchester Avenue, Suite 205-W, White Plains, New York 10604, or in person at the time of the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

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Along with the election of the entire Board, including a majority of its Trustees who are not considered to be "interested persons" of the Fund as that term is defined in the 1940 Act ("Independent Trustees"), the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the Advisory Agreement to become effective. In addition, the Board is asking a majority of Fund shareholders to approve the Consultant Agreement and to specifically elect each Trustee. "Majority" for these purposes, as permitted under the 1940 Act, means the lesser of (1) 67% of the voting securities present at the meeting if more than 50% of the outstanding voting securities are present, or (2) shares representing more than 50% of the outstanding shares. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote.

Quorum Required to Hold Meeting. In order to transact business at the Meeting, a "quorum" must be present. Under the Trust’s By-Laws and Delaware law, a quorum is constituted by the presence in person or by proxy of 40% of the outstanding shares of the Fund entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the "voting securities present." If any proposal requires the affirmative vote of the Fund’s outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

If a quorum of shareholders of the Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Meeting for a period or periods not more than sixty (60) days in the aggregate to permit further solicitation of proxies. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present. The Meeting may also be adjourned from time to time by a majority of the votes of the Fund properly cast upon the question of adjourning the Meeting to another date and time, whether or not a quorum is present. With respect to each proposal, the persons named as proxies will vote all proxies in favor of adjournment that voted in favor of a particular proposal (including abstentions and broker non-votes), and vote against adjournment all proxies that voted against such proposal. Abstentions and broker non-votes will have the same effect at any adjourned meeting as noted above.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. Although it is not anticipated, the solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund, AIP, or U.S. Bancorp Fund Services, LLC ("USBFS"), the Fund’s administrator, who will not be paid for these services. AIP will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies. The Fund anticipates that such fees will amount to approximately $13,000. The Fund, AIP or USBFS may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. If requested, AIP shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

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Other Information. As noted above, the Fund’s current investment adviser is Alternative Investment Partners, LLC, 701 Westchester Avenue, Suite 205-W, White Plains, New York 10604. The Fund’s distributor and principal underwriter is Quasar Distributors, LLC ("Quasar"), 615 East Michigan Street, Milwaukee, Wisconsin, 53202. In addition to serving as the Fund’s administrator, USBFS also serves as the Fund’s transfer and dividend disbursing agent, and is an affiliate of Quasar. USBFS is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, serves as Custodian for the Fund’s securities and cash.

Independent Public Accountants. PricewaterhousCoopers LLP ("PWC"), Milwaukee, Wisconsin, currently serves as the independent principal accountants for the Trust. Representatives of PWC are not expected to attend the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The Trust has engaged PWC to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by PWC:

Aggregate total for fiscal years ending 07/31/03 and 07/31/04
Audit Fees	$17,000
Audit-Related Fees	$0
Tax Fees	$3,700
All Other Fees	$0

The Fund’s Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Trust, including services provided to any entity affiliated with the Trust. All of PWC’s hours spent on auditing the Trust’s financial statements were attributed to work performed by full-time permanent employees of PWC.

For the past two fiscal years, PWC has not billed the Trust or AIP (or any entity controlling, controlled by or under common control with AIP, i.e., Asset Alliance, Trust Advisors) for, nor accrued for on behalf of the Trust or AIP, any non-audit fees other than certain tax fees. The Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to AIP or any entity controlling, controlled by or under common control with AIP, is compatible with maintaining PWC’s independence, and has concluded that the provision of such non-audit services by PWC has not compromised their independence.

Share Ownership. To the knowledge of the Fund’s management, before the close of business on August 16, 2004, persons owning of record more than 5% of the outstanding shares of the Fund were as follows:

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Name and Address	Number of Shares	% Ownership	Type of Ownership
Barclays Capital Inc. FBO Proprietary Capital Partners, LLC* 222 Broadway Avenue New York, NY 10038	1,000,398	60.40%	Record
Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	299,785	18.10%	Record
National Financial Services Corp. For Sole Benefit of Our Customers 201 Liberty Street New York, NY 10281-1003	131,070	7.91%	Record
* Proprietary Capital Partners, LLC is a wholly owned subsidiary of Asset Alliance, which in turn owns a controlling interest in AIP.

Information about the Fund. The Trust, on behalf of the Fund, is required by Federal law to file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). The SEC maintains a web-site that contains information about the Fund (www.sec.gov.). Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington D.C. 20549. Copies of such materials can be obtained, after paying a duplicating fee, from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0112.

Reports to Shareholders. COPIES OF THE FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUND, C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN, 53201-0701 OR BY CALLING, TOLL-FREE, (877) 569-2382. THESE REPORTS ARE ALSO AVAILABLE ON THE SEC’S WEBSITE, WWW.SEC.GOV.

PROPOSAL NO. 1:

APPROVAL OF ADVISORY AGREEMENT
BY AND BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND AIP

Background. Pursuant to an interim investment advisory agreement dated August 2, 2004 (the "Interim Advisory Agreement"), AIP currently provides investment advisory services to the Fund and manages the portfolio assets of the Fund. The Interim Advisory Agreement was approved in person by the Board of Trustees on August 2, 2004 at a special meeting of the Board. The Interim Advisory Agreement became effective when Asset Alliance acquired an additional controlling interest in AIP in a transaction described below. Prior to August 2, 2004, AIP provided investment advisory services to the Fund under a prior investment advisory agreement (the "Prior Advisory Agreement"). The Prior Advisory Agreement was approved by the Board of Trustees, including all Trustees who are not interested persons within the meaning of the 1940 Act, on July 30, 2002 and by the Fund’s sole shareholder on September 20, 2002.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Section 15(a) also provides that any such advisory contract must terminate on its "assignment." Section 2(a)(4) provides that a change of control of an investment adviser, such as Asset Alliance’s purchase of an additional controlling interest of AIP, constitutes an assignment. Consequently, Asset Alliance’s purchase of an additional controlling interest in AIP caused the Prior Advisory Agreement to terminate. Rule 15a-4 under the 1940 Act permits a mutual fund to be advised under a short-term contract until shareholders can vote on a new contract. In accordance with Rule 15a-4, the Board of Trustees, including all Trustees who are not interested persons within the meaning of the 1940 Act, approved the Interim Advisory Agreement on August 2, 2004.

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The Interim Advisory Agreement allows AIP to manage the Fund under substantially identical terms as the Prior Advisory Agreement until December 30, 2004, and is substantially identical to the Prior Advisory Agreement except for the dates of execution, provisions relating to effectiveness and termination, and other immaterial changes. For example, the Interim Advisory Agreement provides that it may be terminated upon ten days’ written notice to AIP, whereas the Prior Advisory Agreement requires sixty days’ written notice to AIP. In order for AIP to continue to serve as investment adviser to the Fund, shareholders of the Fund must approve a new investment advisory agreement (the "New Advisory Agreement").

On the same date that the Board approved the Interim Advisory Agreement, the Board approved the New Advisory Agreement and recommended that it be submitted to Fund shareholders for approval. If approved by the shareholders of the Fund, the New Advisory Agreement will be executed and become effective upon the date of the shareholder meeting (currently scheduled for September 27, 2004). The New Advisory Agreement is substantially identical to the Prior Advisory Agreement except for the dates of execution, provisions relating to effectiveness and termination, and other immaterial changes.

The Transaction. Prior to the recent change of ownership, Asset Alliance owned a controlling interest in AIP (50%), with the other 50% co-owned by two other principals of AIP, each with 25% "controlling interest." After a decision by one of the principals to pursue other opportunities outside of AIP, Asset Alliance entered into an agreement with such principal pursuant to which Asset Alliance purchased his entire interest in AIP, effective August 2, 2004. As a result of this transaction, Asset Alliance owns 75% of the interests of AIP and the remaining 25% is owned by Mr. Lee Schultheis, Chief Executive Officer, Chief Investment Officer and sole Managing Member of AIP. According to AIP’s operating agreement, the transaction has effectively resulted in Asset Alliance acquiring "actual control" of AIP, and a corresponding "change in control" of AIP as defined under the 1940 Act.

The change of control did not result in any changes to AIP’s investment process, operations or to its investment advisory services to the Fund. AIP will continue to invest the assets of the Fund, either directly or via the use of sub-advisers, and will continue to develop the Fund’s portfolio investment strategies and allocations to sub-advisers on a team management basis in conjunction with Trust Advisors.

Summary of the Prior Advisory Agreement and New Advisory Agreement. Although the following description is only a summary, this Proxy Statement describes the material terms of the New Advisory Agreement. A form of New Advisory Agreement is attached at Appendix A and should be referenced for its specific terms.

Advisory Services and Fees. Both the Prior Advisory Agreement and the New Advisory Agreement provide that AIP provides certain investment advisory services to the Fund, including Fund management, investment research and the allocation of Fund assets to separate sub-accounts of sub-advisers, subject to the supervision of the Fund’s Board of Trustees. Both the Prior Advisory Agreement and the New Advisory Agreement provide that the Fund will pay AIP a management fee with respect to the Fund based on the Fund’s average daily net assets. Under both the Prior Advisory Agreement and the New Advisory Agreement, AIP is compensated for its investment advisory services at the annual rate of 2.50% of the Fund’s average daily net assets.

Brokerage Policies. The Prior Advisory Agreement and the New Advisory Agreement authorize AIP to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct AIP to use its best efforts to obtain the best available price and most favorable execution. AIP may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the research, software or other services provided by the broker to AIP. However, both agreements provide that such higher commissions will not be paid by the Fund unless AIP determines the commissions are reasonable in relation to the value of services provided and satisfies other requirements in accordance with Section 28(e) under the Securities Exchange Act of 1934.

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Payment of Expenses. Both the Prior Advisory Agreement and the New Advisory Agreement provide that AIP will pay all of the costs and expenses incurred by it in connection with its advisory services provided for the Fund. AIP will not be required to pay the costs and expenses associated with purchasing securities and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

Duration and Termination. Both the Prior Advisory Agreement and the New Advisory Agreement provide that they shall continue in effect for two years from the respective effective date, and thereafter for successive periods of one year, subject to annual approval by the Board of Trustees, including all Trustees who are not interested persons within the meaning of the 1940 Act, or Fund shareholders. Both the Agreements may be terminated by the Board or a vote of a majority of the shareholders of the Fund upon not more than 60 days’ notice, or by AIP upon 60 days’ notice.

Other Provisions. Both Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence, or reckless disregard in the performance of its duties, or breach of fiduciary duty with respect to the receipt of compensation for services, AIP shall not be subject to any liability to the Fund or the Trust, for any act or omission in the case of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of Fund assets.

Shareholder Servicing Arrangements and Operating Services Agreement. AIP is also responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholders accounts. These shareholder services may be performed by AIP directly or by others on behalf of AIP, and may include, among other things, assisting shareholders in processing their purchase, exchange, or redemption requests, processing dividend and distribution payments, or other administrative overhead associated with servicing the Fund’s shareholders. The shareholder servicing agents have each entered into shareholder servicing agreements with AIP and perform these functions on behalf of their clients who own shares of the Fund. For this service, AIP receives an annual shareholder servicing fee equal to 0.25% of the Fund’s average daily net assets.

Also, AIP has entered into an Operating Services Agreement ("Services Agreement") with the Fund to provide virtually all day-to-day services to the Fund. Under the terms of the Services Agreement, subject to the supervision of the Board of Trustees, AIP will provide, or arrange to provide, essentially all day-to-day operational services to the Fund. AIP pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications and meetings of the shareholders, all expenses related to marketing the Fund as well as related bookkeeping expenses. The Fund pays AIP an annual operating services fee of 1.24% of the Fund’s average daily net assets.

The combined effect of the New Advisory Agreement, the shareholder servicing agreement and the Services Agreement is to place a cap or ceiling on the Fund’s ordinary annual operating expenses at 3.99% of the average daily net assets of the Fund, excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowing, dividends paid on short sales, taxes, litigation and other extraordinary expenses. On August 2, 2004, the Board of Trustees re-approved the Shareholder Servicing Arrangements and Services Agreement in light of the change of control of AIP.

Compensation. For the fiscal year ended July 31, 2004, AIP received from the Fund: (a) $320,150 in fees for its advisory services performed on behalf of the Fund; (b) $158,794 in fees for its services performed under the Services Contract with the Fund; and (c) $32,015 in shareholder services fees.

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Executive Officers and Managing Member of AIP. Information regarding the principal executive officers and managing member of AIP is set forth below. The address of AIP is 701 Westchester Avenue, Suite 205-W, White Plains, New York 10604. The address for the person listed below, as it relates to his duties with AIP, is the same as that of AIP.

Name	Position with AIP
Stephen G. Bondi	Chief Financial Officer and Treasurer
Lee Schultheis	Chief Executive Officer, Chief Investment Officer and Managing Member

Required Vote. Approval of the New Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (2) more than 50% of the outstanding shares. If the New Advisory Agreement is approved by the Fund’s shareholders, it will become effective immediately upon such approval.

If the shareholders of the Fund do not approve the New Advisory Agreement, the Interim Advisory Agreement will terminate on December 30, 2004 and AIP will cease to serve as the investment adviser for the Fund. In that event, the Board will consider its options regarding an investment adviser for the Fund. The Interim Advisory Agreement provides that any compensation earned by AIP under the contract will be held in an interest bearing escrow account, and if the shareholders approve the New Advisory Agreement, AIP will receive the escrow amount plus any interest earned. Further, the Interim Advisory Agreement provides that if the shareholders do approve the New Advisory Agreement, AIP will be entitled to receive the lesser of: (1) any advisory fees held in escrow plus any interest earned since August 2, 2004; or (2) the amount of expenses actually incurred by AIP while performing services under the Interim Advisory Agreement, plus any interest earned on that amount in escrow. If the shareholders do not approve the New Advisory Agreement, the compensation earned under the Interim Advisory Agreement will be kept by the Fund.

Recommendation of the Board of Trustees. The Board of Trustees believes that the terms and conditions of the New Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board of Trustees also believes that there will be no change in the services provided by AIP to the Fund. The Board considered that there would be no change in AIP’s investment process, operations or to its investment advisory services to the Fund, and that AIP will continue to invest the assets of the Fund, either directly or via the use of sub-advisers, and will continue to develop the Fund’s portfolio investment strategies and allocations to sub-advisers on a team management basis in conjunction with Trust Advisors. In general, the Board determined that there would be no diminution in the scope and quality of advisory services provided to the Fund as a result of the change in control and that the terms of the New Advisory Agreement are fair to, and in the best interests of, the Trust, the Fund and the shareholders of the Fund.

In considering the Advisory Agreement at a special meeting of the Board on August 2, 2004, the Trustees evaluated the quality of services AIP was expected to continue to provide to the Fund and the compensation proposed to be paid to AIP. The Trustees gave equal consideration to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the compensation payable to AIP by the Fund under the proposed New Advisory Agreement, which will be at the same rate as the compensation payable by the Fund to AIP under the Prior Advisory Agreement, (2) while the advisory fees paid to AIP are higher than fees typically paid by other mutual funds, the fee was comparable to other hybrid investment products including several open-end mutual funds currently in existence, considering the level of services to be provided, the research intensive investing strategies that will be utilized and the specialized skill required, the level of resources available to AIP to implement the strategies, (3) that the various sub-advisers used by the Fund would receive a significant portion of AIP’s fee; (4) that AIP had a long standing relationship with Trust Advisors and USBFS, the research consultant and Fund administrator, respectively; (5) the quality of services provided to the Fund since AIP first became the Fund’s adviser, specifically, the fact that the Fund was the first of its kind, the concept having been developed by the two initial shareholders of AIP and, the fact that it was and continues to be AIP, together with the assistance of the Research Consultant, that is responsible for the discovery of possible sub-advisers and the evaluation and continued monitoring of the services rendered to the Fund by such sub-advisers; (6) the performance of the Fund since commencement of operations, which has been above that of its peer group and most recently has been close to or at the top of its peer group; (7) the terms of the Prior Advisory Agreement, which will be unchanged under the New Advisory Agreement except for provisions relating to effectiveness and termination, and other immaterial changes; (8) the favorable history, reputation, qualification and background of AIP, as well as the qualifications of its personnel and financial condition; and (9) other factors deemed relevant.

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The Board also considered the Fund’s fees and expenses in relation to various industry averages and determined that the fees paid by the Fund to AIP under the Agreements were reasonable. Also, the Board considered separately the fees paid by the Fund to AIP for performance of its shareholder servicing functions as well as its provision of all the day-to-day services of the Fund under the Services Agreement and determined they were fair and reasonable. In addition, the Board considered that AIP has agreed to waive its advisory fees and/or reimburse expenses of the Fund to levels currently in place for the Fund since its inception. The Board also considered that AIP may receive certain benefits from its relationship with the Fund, such as research and other services in exchange for brokerage allocation, and determined that such benefits have been of a de minimis nature. Accordingly, the Board of Trustees recommends that the shareholders of the Fund vote to approve the New Advisory Agreement.

Other Legal Requirements under the 1940 Act. Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied. The first condition specifies that no "unfair burden" may be imposed on the fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the fund or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services). AIP and its affiliates have agreed that the change in control transaction will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the 1940 Act, on the Fund.

The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the Fund’s Board must be Independent Trustees. Currently, the Board of Trustees of the Trust meets this 75% requirement as 100% of the Board is Independent. Furthermore, if proposal No. 3 of this proxy statement is approved by shareholders, the proposed Board of Trustees will also meet this 75% requirement, as 4 out of the 5 Trustees will be independent.

Additional Information about the Trust and AIP. The following is a list of the executive officers and Trustees of the Trust, their positions with the Trust, and their positions with AIP, if any:

Name	Position with the Trust	Position with AIP
Joseph E. Breslin	Independent Trustee & Chairman	None
Robert Anderson	Independent Trustee	None
Joyce P. Montgomery Rocklin	Independent Trustee	None
Tom Mann	Independent Trustee	None
Lee Schultheis	President	Chief Executive Officer, Chief Investment Officer and Managing Member
Stephen G. Bondi	Trustee, Treasurer & Chief Financial Officer	Director*
Nancy E. Perez	Secretary	Executive Administrative Assistant
* Mr. Bondi also is the Chief Financial Officer and Senior Vice President of Asset Alliance, which owns a controlling interest in AIP.

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THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT. ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.

PROPOSAL NO. 2:

APPROVAL OF CONSULTANT AGREEMENT

Background. You are also being asked to approve the Consultant Agreement by and among the Trust, on behalf of the Fund, AIP, and Trust Advisors. It is proposed that Trust Advisors continue to serve as research consultant under the Consultant Agreement that was assigned as a consequence of the change in ownership at AIP. Trust Advisors is an investment adviser registered with the Securities and Exchange Commission and is an affiliate of AIP.

Development of the Fund’s portfolio investment strategies and allocations to sub-advisers is done in conjunction with Trust Advisors for an asset-based fee payable by AIP. Trust Advisors has been selected by AIP to provide background information and other such research on sub-advisers and prospective sub-advisers used by the Fund. AIP allocates the assets of the Fund among each sub-adviser based on the research conducted by Trust Advisors. The Consultant Agreement was originally approved by the Board of Trustees, including all Trustees who are not interested persons within the meaning of the 1940 Act, and by the initial shareholder of the Fund, on July 30, 2002.

As a management agreement, the Consultant Agreement was assigned when Asset Alliance acquired an additional controlling interest in AIP and terminated as a result of its assignment. Therefore, at the recommendation of the Fund’s management, the Board of Trustees, including all Trustees who are not interested persons within the meaning of the 1940 Act, re-approved the Consultant Agreement on August 2, 2004 and recommended that the Consultant Agreement be approved by Fund shareholders.

Summary of the Consultant Agreement. Although the following description is only a summary, this Proxy Statement describes the material terms of the Consultant Agreement. The Consultant Agreement is attached at Appendix B and should be referenced for its specific terms.

Consultant Services and Fees. The Consultant Agreement provides that Trust Advisors will assist AIP in providing a continuous investment program for the Fund, including investment research and management with respect to the selection of sub-advisers, allocations of Fund assets to sub-advisers, and security types and investment strategies comprising the Fund. The Consultant Agreement provides that AIP will utilize the services of Trust Advisers to conduct a comprehensive review of each sub-adviser, its investment process and organization, and to provide AIP with research on a wide range of factors on each sub-adviser including, but not limited to: (1) past investment performance during various market conditions; (2) investment strategies and processes used; (3) structures of portfolios and risk management procedures; (4) reputation, experience and training of key personnel, correlation of results with other sub-advisers; and (5) assets under management and number of clients. AIP and/or Trust Advisors also conducts interviews of each sub-adviser’s personnel as well as interviews with third party references and industry sources.

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The Consultant Agreement provides that with respect to the services provided by Trust Advisors, the fees are paid by AIP directly from its fees received pursuant to the Advisory Agreement and is a monthly fee of 0.25% (on an annualized basis) of the average daily net assets of the Fund.

Payment of Expenses. The Consultant Agreement provides that Trust Advisors will pay all of the costs and expenses incurred by it in connection with its services provided for the Fund; provided, however, that AIP shall reimburse Trust Advisors for reasonable out-of-pocket travel and other similar expenses associated with meeting with sub-advisers solely to the extent approved in advance by AIP.

Duration and Termination. The Consultant Agreement provides that it shall continue in effect for two years from its effective date, and thereafter for successive periods of one year, subject to annual approval by the Board of Trustees, including all Trustees who are not interested persons within the meaning of the 1940 Act, or Fund shareholders. Both the Agreements may be terminated by the Board or a vote of a majority of the shareholders of the Fund upon not more than 60 days’ notice, or by AIP upon 60 days’ notice.

Other Provisions. The Consultant Agreement provides that in the absence of willful misconduct, bad faith or gross negligence, or reckless disregard in the performance of its duties, Trust Advisors shall not be subject to any liability for any act or omission in the case of, or connected with, rendering services under the Consultant Agreement.

Compensation. For the fiscal year ended July 31, 2004, Trust Advisors received from AIP $9,740 for its services on behalf of the Fund.

Executive Officers and Directors of Trust Advisors. Information regarding the principal executive officers and directors of Trust Advisors is set forth below. The address of Trust Advisors is 1375 Kings Highway East, Suite 400, Fairfield, CT 06430. The address for the persons listed below, as it relates to their duties with Trust Advisors, is the same as that of Trust Advisors.

Name	Position with Trust Advisors
Michael E. Portnoy	Managing Director
Mark R. Tonnuci	Managing Director

Required Vote. Having approved the Consultant Agreement, the Board of Trustees has determined that it was in the best interest of the Fund and its shareholders to submit the Consultant Agreement for approval by the Fund’s shareholders as well. Approval of Proposal No. 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (2) more than 50% of the outstanding shares.

If the shareholders of the Fund do not approve the Consultant Agreement, the Fund’s Board of Trustees would consider other options, including the solicitation of further proxies or requesting that AIP solicit any research consultant. The Board of Trustees has determined that any compensation earned by Trust Advisors under the Consultant Agreement will be held in an interest bearing escrow account, and if the shareholders approve the Agreement, Trust Advisors will receive the escrow amount plus any interest earned. Until the Fund’s shareholders approve the Consultant Agreement, Trust Advisors will not be entitled to receive any fees from AIP or the Fund for its consulting services since August 2, 2004.

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Recommendation of the Board of Trustees. The Board of Trustees believes that the terms and conditions of the Consultant Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board of Trustees considered that there will be no change in the Fund’s investment process or in the services provided by Trust Advisors to the Fund, and that AIP will continue to develop the Fund’s portfolio investment strategies and allocations to sub-advisers on a team management basis in conjunction with Trust Advisors.

In considering the Consultant Agreement at a special meeting of the Board on August 2, 2004, the Trustees evaluated the quality of services Trust Advisors was expected to continue to provide to the Fund and the compensation proposed to be paid by AIP. The Trustees gave equal consideration to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the compensation payable to Trust Advisors by AIP under the Consultant Agreement, which will be at the same rate as the compensation currently payable by AIP to Trust Advisors; (2) the quality of services provided to the Fund by Trust Advisors since the commencement of operations, specifically, the fact that the Fund was the first of its kind and that it was and continues to be the Research Consultant that assists AIP in the discovery of possible sub-advisers and the evaluation and continued monitoring of the services rendered to the Fund by such sub-advisers; (3) the performance of the Fund since commencement of operations, which has been above that of its peer group and most recently has been close to or at the top of its peer group; (4) the terms of the Consultant Agreement, which will be unchanged except for different effective and termination dates; (5) the favorable history, reputation, qualification and background of Trust Advisors, as well as the qualifications of its personnel and financial condition; and (6) other factors deemed relevant.

Accordingly, the Board of Trustees recommends that the shareholders of the Fund vote to approve the Consultant Agreement.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE CONSULTANT AGREEMENT. ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED "FOR" APPROVAL OF THE CONSULTANT AGREEMENT.

PROPOSAL NO. 3:

ELECTION OF TRUSTEES

Background. The Board of Trustees is asking shareholders to elect each of the Trustees currently comprising the Fund’s Board as well as the addition of Stephen G. Bondi as an interested Trustee. Section 16 of the 1940 Act requires that, at all times, at least two-thirds of the Board be comprised of Trustees that have been elected by shareholders. Currently, three-fourths of the Board of Trustees has been elected by shareholders. While the Fund is currently in compliance with applicable securities laws, the addition of Stephen G. Bondi as a Trustee would cause the percentage of Trustees approved by shareholders to fall below the required two-thirds. Fund management recommends that all five Trustees be elected by shareholders.

The persons named as proxies on the proxy card enclosed with this Proxy Statement intend to vote at the Meeting for the election of the nominees named below (the "Nominees") to serve as Trustees of the Trust (and Fund) until their successors are duly elected and qualified.

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Three of the Nominees -- Robert Anderson, Joyce P. Montgomery Rocklin and Tom Mann -- were each previously elected as a Trustee of the Trust by the Board at the Organizational Meeting of the Board on July 30, 2002, whose election was later ratified by the sole shareholder of the Fund. One Nominee -- Joseph E. Breslin -- was nominated by the Trust’s Nominating Committee and was elected by the Board on July 28, 2004. Mr. Breslin was originally recommended to the Nominating Committee by counsel to Trust. Another Nominee, Stephen G. Bondi, was recommended by AIP and was approved by the Nominating Committee and is being submitted for election by the Fund’s shareholders at this Meeting. Each Nominee has consented to be named in this Proxy Statement and has agreed to serve if elected. If any Nominee should be unable to serve due to an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating Committee of the Trust.

Information Concerning the Nominees. The following table sets forth each Nominee as well as officer of the Trust, his or her name, address, age, position with the Trust, term of office and length of service with the Trust, principal occupation or employment during the past five years and other directorships held at July 31, 2004. Except as indicated, each of the Nominees is considered not an "interested person" within the meaning of the 1940 Act.

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Joseph E. Breslin (51) 54 Woodland Drive Rye Brook, NY 10573	Trustee and Chairman	Indefinite Term since 2004
Independent Investment Management Services Consultant, Whitehall Asset Management (May 2003 to Present); Senior Managing Director, Marketing & Sales, Whitehall Asset Management, a financial services company (1999 to May 2003); President, J.E. Breslin & Co., an investment management consulting firm (1994 to 1999).

				One	Andrx Corporation; Kinetics Mutual Funds, Inc. (mutual fund) from 2000 - 2004; Kinetics Portfolios Trust (mutual fund) from 2000 - 2004.
Robert Anderson (63) 701 Westchester Avenue, Suite 205-W White Plains, NY 10604	Trustee	Indefinite Term since 2002	Senior Vice President Aquila Management Corp. since 1998; From 1995 to 1998, Investment Management Services Consultant for The Wadsworth Group.	One	None

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Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Joyce P. Montgomery Rocklin (54) 701 Westchester Avenue, Suite 205-W White Plains, NY 10604	Trustee	Indefinite Term since 2002
Retired; Bank and Mutual Fund Consultant; President of Money Marketing Initiatives (a Mutual Fund Consulting Firm) from 1988 to 1998; Former Executive Vice President of SunAmerica Asset Management; Vice President of Chase Bank

				One	The New Jersey Ballet; The Sailing Club, Inc.
Thomas Mann (54) 701 Westchester Avenue, Suite 205-W White Plains, NY 10604	Trustee	Indefinite Term since 2002	Managing Director, SG Constellation since 1994; Managing Principal, Constellation Financial Management Company LLC	One	None
Stephen G. Bondi (46) 800 Third Avenue, 22nd Floor New York, NY 10022	Nominee for Trustee*, Treasurer & CFO	Indefinite Term since 2004
Chief Financial Officer and Senior Vice President of Asset Alliance Corporation (an investment holding company) since 2000 - Present; President of Gabelli Securities, Inc. (an investment holding company) from 1999-2000; President of Gabelli & Company, Inc. (a broker-dealer) from 1999-2000; and from 1999-2000, Executive Vice President -- Finance & Administration with Gabelli Asset Management Inc. (an asset management company).

				N/A	N/A

EXECUTIVE OFFICERS OF THE TRUST
Lee Schultheis (48) 701 Westchester Avenue, Suite 205-W White Plains, NY 10604	President	2004
Chief Executive Officer of the Adviser since 2004 - Present; Managing Member and Chief Investment Officer of the Adviser since 2002 - Present; From 1999-2002 Chief Operating Officer of Kinetics Asset Management, Inc. and President of Kinetics Funds Distributor, Inc.; From 1995-1999 President of Vista Funds Distributor, Inc.

				N/A	N/A

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Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Stephen G. Bondi (46) 800 Third Avenue, 22nd Floor New York, NY 10022	Nominee for Trustee*, Treasurer & CFO	2004
Chief Financial Officer and Senior Vice President of Asset Alliance Corporation (an investment holding company) since 2000 - Present; President of Gabelli Securities, Inc. (an investment holding company) from 1999-2000; President of Gabelli & Company, Inc. (a broker-dealer) from 1999-2000; and from 1999-2000, Executive Vice President -- Finance & Administration with Gabelli Asset Management Inc. (an asset management company).

			N/A	N/A
* Mr. Bondi does not currently serve as Trustee on the Board of Trustees, but has been approved by the Nominating Committee and is currently being submitted for election by the Fund’s shareholders. If elected by the Fund’s shareholders, Mr. Bondi will serve as an "interested" Trustee because of his affiliation with Asset Alliance, which owns a controlling interest in AIP.

Board Meetings and Committees. The Trust’s Board held four regular meetings and three special meetings during the fiscal year ended July 31, 2004. The Board has also established three standing committees in connection with the governance of the Trust; an Audit Committee, a Nominating Committee, and a Valuation Committee. For the fiscal year ended July 31, 2004, each incumbent Nominee attended at least 75% of the aggregate of (1) the total number of meetings of the Board during the period for which he or she was a Trustee; and (2) the total number of meetings held by Fund committees during the period for which he or she was a Trustee. Mr. Breslin was newly elected to the Board on July 28, 2004 and therefore was in attendance only at the special meeting held on that date.

Audit Committee. The Board has an Audit Committee consisting of all the Trustees who are not "interested persons" as defined in the 1940 Act. In addition, the members of the Audit Committee are also "independent," as defined in Rule 4200(a) of the National Association of Securities Dealers listing standards. The Audit Committee oversees the Fund’s financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent certified public accountants and plans to meet at least once annually. The Audit Committee met once during the fiscal year ended July 31, 2004. The Board has adopted a written Charter for the Audit Committee, which is attached hereto at Appendix C.

Nominating Committee. The Board has a Nominating Committee consisting of all the Trustees who are not "interested persons," each of whom is an independent trustee as stated above. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is from time to time considered necessary or appropriate. The Board does not currently have a written Charter for the Nominating Committee. Nominating Committee met once during the fiscal year ended July 31, 2004.

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The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

In identifying and evaluating nominees for Trustee, the Nominating Committee seeks to ensure that the Board of Trustees possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of trustees who have broad and diverse backgrounds. The Nominating Committee looks at each nominee on a case-by-case basis. In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board of Trustees believes that to be recommended as a Nominee, whether by the Nominating committee or at the suggestion of a shareholder, each candidate must: (1) display the highest personal and professional ethics, integrity and values; (2) have the ability to exercise sound business judgment; (3) must be highly accomplished in his or her respective field; (4) have a relevant expertise and experience; (5) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (6) have sufficient time available to devote to activities of the Board of Trustees and to enhance his or her knowledge of the Trust’s business.

Valuation Committee. The Board has a Valuation Committee consisting of all the Trustees who are not "interested persons." The Valuation Committee is responsible for monitoring the valuation of portfolio securities and other investments, and, as required by the Trust’s valuation policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors. The Valuation Committee did not meet during the fiscal year ended July 31, 2004.

Communication to the Trustees. Shareholders may contact the Trustees directly by contacting the President of the Trust at the principal executive offices of the Trust with such request. Such correspondences should be sent to Lee Schultheis, President, AIP Alternative Strategies Funds, c/o U.S. Bancorp Fund Services, LLC, Milwaukee, Wisconsin, 53202.

Compensation of Trustees. Currently, each Trustee receives an annual salary in the amount of $3,000 per year and receives a fee of $500 per regular or special meeting attended, as well as reimbursement for any reasonable expenses incurred attending the meetings. The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended July 31, 2004. Currently, the Trust does not have a bonus, profit sharing, pension or retirement plan. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position[1]	Aggregate Compensation From the Fund[2]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees[2,3]
Joseph Breslin, Trustee[4]	$500	None	None	$500
Robert Anderson, Trustee	$6,000	None	None	$6,000

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Name of Person/Position[1]	Aggregate Compensation From the Fund[2]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees[2,3]
Joy Montgomery Rocklin, Trustee	$6,500	None	None	$6,500
Thomas Mann, Trustee	$6,500	None	None	$6,500
1 The table does not include Stephen G. Bondi. Mr. Bondi who will only serve as Trustee on the Board of Trustees if elected by the Fund’s shareholders in conjunction with this proxy.
2 Under the Services Agreement, AIP pays the Board of Trustees expenses.
3 The Fund is currently the only series of the Trust.
4 Mr. Breslin is newly elected to the Board of Trustees as of July 2004.

Management Ownership. To the knowledge of the Fund’s management, before the close of business on August 16, 2004, the officers and Trustees of the Trust owned, as a group, 4.27 % of the shares of the Fund. In addition, the following table shows the dollar range of shares beneficially owned by each Trustee in the Fund as of August 16, 2004:

Name of Person/Position*	Aggregate Dollar Range of Equity Securities Beneficially Owned
Joseph Breslin	$0
Robert Anderson	$10,001-$50,000
Joy Montgomery Rocklin	$50,001-$100,000
Thomas Mann	$10,001-$50,000
* The table does not include Stephen G. Bondi. Mr. Bondi who will only serve as Trustee on the Board of Trustees if elected by the Fund’s shareholders in conjunction with this proxy.

Trustee Transactions with Fund Affiliates. As of August 16, 2004, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in AIP, Quasar, or an affiliate of AIP or Quasar. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate family have any direct or indirect interest, the value of which exceeds $60,000, in AIP, Quasar or any of their affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $60,000 and to which AIP, Quasar or any affiliate thereof was a party. However, from 2000 -2002, Mr. Schultheis, President of the Trust and sole Managing Member of AIP, held various officer positions for Kinetics Mutual Funds, Inc., an open-end mutual fund and of Kinetics Portfolios Trust, also an open-end mutual fund, both Boards on which Mr. Breslin sat as director.

Required Vote. Approval of each Nominee requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (2) more than 50% of the outstanding shares.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" ELECTION OF EACH OF THE NOMINEES.

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GENERAL INFORMATION

Other Matters to come Before the Meeting. The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Lee Schultheis, President

/s/ Lee Schultheis

White Plains, New York
September 7, 2004

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APPENDIX A

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this __th day of ___________, 2004, by and between Alternative Investment Partners, LLC, a Delaware limited liability company (the "Adviser") and AIP Alternative Strategies Funds, a Delaware statutory trust (the "Trust"), regarding Alpha Hedged Strategies Fund, a series of the Trust (the "Fund").

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Board of Trustees of the Trust has approved this Agreement, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.  Appointment of Investment Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Declaration of Trust dated April 12, 2002 (the "Charter"), and in its Prospectus as from time to time in effect (the "Prospectus"), and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.  Delivery of Fund Documents. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a)	Charter.
(b)	By-Laws-of the Trust, as amended from time to time.
(c)	Resolutions of the Trustees of the Trust selecting Alternative Investment Partners, LLC as Adviser to the Fund and approving the form of this Agreement.
(d)	Fund Prospectus.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3.  Name of Fund. The Trust and the Fund may use the names "AIP Alternative Strategies Funds" and "Alpha Strategies I Fund" respectively only for so long as this Agreement or any other Investment Advisory Agreement between the Adviser and the Fund or any extension, renewal or amendment hereof or thereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser’s business as investment adviser. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser or any organization which shall have so succeeded to the Adviser’s business. The Trust acknowledges that the Adviser may grant the non-exclusive right to use the name "Alpha Strategies I" to any other corporation or entity, including but not limited to any investment company of which the Adviser or any subsidiary or affiliate thereof or any successor to the business thereof shall be an investment adviser.

4.  Services Provided by Adviser. Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will, either directly or by employing suitable Sub-Advisors (a) act in strict conformity with the Trust's Declaration of Trust, the Investment Company Act of 1940, as amended (the "1940 Act") and the Investment Advisers Act of 1940, as amended, (b) manage the Fund's portfolio and furnish a continual investment program for the Fund in accordance with the Fund's investment objective and policies as described in the Fund's Prospectus, (c) make investment decisions for the Fund, (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services, (e) provide the Fund with office facilities which may be the Adviser's own offices, (f) determine what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and allocate assets of the Fund to separate sub-accounts of the approved Sub-Advisers, and determine what portion of the Fund's assets shall be held uninvested, (g) review asset allocations and investment policies with the Board of Trustees of the Fund every quarter, and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees of the Trust and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with whatever statistical information AIP may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

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The Adviser will keep the Trust informed of developments materially affecting the Fund's portfolio, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.  Allocation of Charges and Expenses. The Adviser will make available, without expense to the Fund, the services of such of its officers, directors and employees as may be duly elected officers or trustees of the Fund, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with investment and economic research, trading and investment management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph 5. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay: brokerage and other expenses of executing portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

6.  Compensation of the Adviser. In consideration of the services rendered pursuant to this Agreement, the Fund will pay to the Adviser, as compensation for the services provided by the Adviser under this Agreement, a monthly fee of 2.50% (on an annualized basis) of the average net assets of the Fund.

In the event of any termination of this Agreement, the fee provided for in this paragraph 6 shall be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

7.  Services to Other Accounts. The Trust understands that the Adviser may act in the future as investment adviser to fiduciary and other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each entity. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser's duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any "affiliated person" of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

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8.  Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors it deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Fund's Trustees from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

9.  Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described in paragraph 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act). Any person, even though an officer, director, employee, or agent of the Adviser, who may be or become an officer, trustee, employee or agent of the Fund, will be deemed, when rendering services to the Fund, to be rendering such services to, or acting solely for, the Fund and not as an officer, director, employee or agent, or one under the control or direction of the Adviser, even though paid by it.

10.  Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Adviser or of the Fund, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days, written notice, be terminated at any time without the payment of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person", "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions, as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11.  Amendment of this Agreement. No provisions of this Agreement may be amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by the Board of Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Adviser or of the Fund, cast in person at a meeting called for the purpose of voting on such approval.

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12.  Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:
Alternative Investment Partners, LLC
701 Westchester Avenue, Suite 205-W
White Plains, NY 10604

To the Trust and the Fund at:
AIP Alternative Strategies Funds
701 Westchester Avenue, Suite 205-W
White Plains, NY 10604

with a copy to:
Blank Rome LLP405 Lexington Avenue
New York, New York 10174
Attn: Thomas R. Westle, Esq.

13.  Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law in a manner not in conflict with the provisions of the 1940 Act.

14.  Miscellaneous. Neither the holders of Shares of the Fund nor the Trustees shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Fund, whereupon this letter shall become a binding contract between the Trust, on behalf of the Fund, and the Adviser.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

AIP ALTERNATIVE STRATEGIES FUNDS

By:
Name:
Title:

ALTERNATIVE INVESTMENT PARTNERS, LLC
By:
Name:
Title:

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APPENDIX B

PORTFOLIO RESEARCH CONSULTANT AGREEMENT

THIS AGREEMENT is made and entered into as of this __th day of _________, 2004, by and between Alternative Investment Partners, LLC, a Delaware limited liability company (the "Adviser"), AlP Alternative Strategies Funds, a Delaware statutory trust ("AlP Funds") and Trust Advisors, LLC, a Delaware limited liability company (the "PRC") regarding Alpha Hedged Strategies Fund, a series of AlP Funds (the "Fund).

WHEREAS, the Fund is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the" 1940 Act"); and

WHEREAS, the Adviser has been appointed investment adviser to the Fund, pursuant to an Investment Advisory Agreement dated __________, 2004, which has been approved by the Fund’s Board of Trustees (the "Advisory Agreement"); and

WHEREAS, the Adviser desires to retain the PRC to assist the Adviser in providing a continuous investment program for the Fund’s portfolio and the PRC is willing to do so; and

WHEREAS, the Board of Trustees of the Fund has approved this Agreement, and the PRC is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.    Appointment. The Adviser and AlP Funds hereby appoint the PRC to serve as consultant to the Adviser with respect to the Fund. Intending to be legally bound, the PRC accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.    Advisory Services. Subject to the supervision of AlP Funds’ Board of Trustees, the PRC will assist the Adviser in providing a continuous investment program for the Fund, including investment research and management with respect to the Adviser’s selection of sub-advisers to the Adviser (the "Sub-Advisers"), allocations of Fund assets to Sub-Advisers, security types and investment strategies comprising the Fund. The PRC will provide services under this Agreement m accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s Prospectus and resolutions of AlP Funds’ Board of Trustees applicable to the Fund (as attached hereto on Annex I).

Without limiting the generality of the foregoing, the PRC further agrees that it:

(a)    will provide the Adviser with background information and other such research on Sub-Advisers and prospective sub-advisers, assist the Adviser in conducting a comprehensive review of each Sub-Adviser, its investment process and organization, provide the Adviser with research on a wide range of factors on each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers and assets under management and number of clients, and conduct interviews of each Sub-Advisers’ personnel as well as interviews with third party references and industry sources;

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(b)    will assist in determining from time to time what security types and investments strategies will be pursued by the Fund, and monitor in consultation with the Adviser the execution of its investment strategy by each Sub-Adviser;

(c)    will provide to the Adviser various performance, volatility and style execution analytics of the investment strategy of each Sub-Adviser;

(d)    will consult with the Adviser on a continuous basis as to the Fund’s total assets which shall be invested in each Sub-Adviser’s Separate Account;

(e)    will attend regular business and investment-related meetings with AlP Funds’ Board of Trustees and the Adviser if requested to do so by AlP Funds and/or the Adviser; and

(f)    will maintain statistical data with respect to various performance and analytical data for the Fund and Sub-Advisers, furnish to the Adviser and AlP Funds’ Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Adviser all reports made to the Board of Trustees for examination and review within a reasonable time prior to AlP Funds’ Board meetings.

Notwithstanding anything contained herein, nothing contained herein shall be construed to obligate the PRC to supervise or otherwise enter into any contractual relationship with any Sub-Adviser. The Adviser is solely responsible for (i) the selection and supervision of all Sub-Advisers, and entering into contracts with Sub-Advisers, (ii) determination of amounts of assets to allocate to Sub-Advisers, (iii) determinations as to compensation of; and termination of, Sub-Advisers, and (iv) all other matters relating to the Sub-Advisers. The PRC makes no representation or warranty as to, and shall have no responsibility whatsoever with respect to, any information provided by or on behalf of; or the current or future performance of; any Sub-Adviser, any prospective sub-adviser, or any assets allocated thereto by the Adviser.

3.    Covenants by the PRC. The PRC agrees with respect to the services provided to the Adviser that the PRC:

(a)    will maintain its status as a Registered Investment Advisor with the Securities and Exchange Commission;

(b)    will conform with all Rules and Regulations of the Securities and Exchange Commission,

(c)    will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by AlP Funds, which approval shall not be unreasonably withheld, and may not be withheld and will be deemed granted where the PRC may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by AlP Funds).

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4.  Services Not Exclusive. The services furnished by the PRC hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the PRC or any employee, agent, manager or affiliated person (as defined in the 1940 Act) of the PRC or any affiliated person of such person from acting as investment adviser, consultant or manager for any other person or persona, including other management investment companies or investment vehicles or accounts of any type with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict the PRC or any such employee, agent, manager or affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided however that the PRC agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its material obligations under this Agreement.

5.  Covenants of the Adviser. The Adviser agrees with respect to the services provided to the Adviser hereunder that the Adviser will conform with the applicable Rules and Regulations of the Securities and Exchange Commission.

6.  Certain Representations and Warranties. Each of the parties hereto represents and warrants to the other that, as of the date hereof; this Agreement has been duly and validly authorized by all necessary action (corporate, limited liability company or otherwise) on the part of such party, has been duly executed and delivered by such party and constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with its terms and conditions

7.  Books and Records. In compliance with the requirements of Rule 31 a-3 under the 1940 Act, the PRC hereby agrees that all records which it maintains with respect to its services hereunder are the property of AlP Funds and further agrees to surrender promptly to AlP Funds any originals of such records upon AlP Funds’ request. The PRC further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records required to be maintained by Rule 31a-l under the 1940 Act.

8.  Expenses. During the term of this Agreement, the PRC will pay all expenses incurred by it in connection with its activities under this Agreement; provided, however, that the Adviser shall reimburse the PRC for reasonable out-of-pocket travel and other similar expenses associated with attending meetings (including due diligence meetings) with Sub-Advisers or prospective sub-advisers, solely to the extent approved in advance by the Adviser. Nothing herein, however, shall be deemed to require the PRC to pay any expenses of the Fund or the Adviser.

9.  Compensation. In consideration of the services rendered pursuant to this Agreement, the Adviser will pay to the PRC, as compensation for the services provided by the PRC under this Agreement, a monthly fee of .25% (on an annualized basis) of the average net assets of the Fund. The Adviser shall pay the PRC as soon as practical after the last day of each calendar month, but no later than 5 business days after the end of each month. In case of termination or expiration of this Agreement during any calendar month, the fee with respect to such month shall be reduced proportionately based upon the number of calendar days during which it is in effect and the fee shall be computed upon the average net assets of the Fund in accordance with the prospectus.

10.        Standard of Care: Limitation of Liability Limited Indemnity. The PRC shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but shall not be liable for any action taken or omitted by the PRC in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties. The Adviser further agrees to indemnify, defend and hold the PRC, and its managers, officers, directors, equityholders, employees and agents ("Related Persons"), harmless from and against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been PRC to the Adviser, or in connection with the past or present performance of services to the Adviser in accordance with this Agreement, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties on the part of the PRC in the performance of its duties and obligations under this Agreement. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. Federal and various state securities laws may afford the Adviser and/or the Fund certain rights and remedies under certain circumstances, even in the absence of bad faith, willful misconduct, gross negligence or reckless disregard by the PRC or its Related Persons, and nothing contained herein shall in any way constitute a waiver or limitation of any such rights and remedies that the Adviser and/or the Fund may have under any such federal or state securities laws.

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11.  Reference to the PRC. Neither the Adviser nor any affiliate or agent of it shall make reference to this Agreement, or use the name of the PRC or any of its affiliates, (except references in regulatory filings and communications with shareholders concerning the identity of and services provided by the PRC to the Fund, which references shall not differ in substance from those typically included in a proxy statement or annual report of the Fund, or the Fund’s current registration statement; provided that the Adviser shall give the PRC a reasonable opportunity to review such references in advance and to comment thereon), in any advertising or promotional materials without the prior approval of the PRC, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any affiliate thereof to satisfy the foregoing obligation.

12.  Duration and Termination. Unless sooner terminated, this Agreement shall be for an initial period of two years, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Fund’s Board of Trustees provided that its continuance also is approved by a majority of the Fund’s Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on sixty (60) days’ notice, by the Fund’s Board of Trustees, by the Adviser or by the PRC or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Termination or expiration of this Agreement, however caused, shall be without prejudice to any compensation accrued to the date of termination or expiration and Sections 3(c), 7, 8, 9, 10 and 11 shall survive any termination or expiration.

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13.  Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Adviser or the PRC, cast in person at a meeting called for the purpose of voting on such approval.

14.  Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the PRC at:

Trust Advisors, LLC
1375 Kings Highway East, Suite 400
Fairfield, CT 06430

To the Adviser at:

Alternative Investment Partners, LLC
701 Westchester Avenue, Suite 205-W
White Plains, NY 10604

To the Fund at:

AIP Alternative Investment Funds
701 Westchester Avenue, Suite 205-W
White Plains, NY 10604

with a copy to:

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Attention: Thomas R. Westle, Esq.

15.       Miscellaneous. Neither the holders of Shares of the Fund nor the Trustees shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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16.        Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law in a manner not in conflict with the provisions of the 1940 Act.

17.        Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

Trust Advisors, LLC

By: ________________________
Title: _______________________

Alternative Investment Partners, LLC

By: ________________________
Title: _______________________

Alternative Investment Strategies

By: ________________________
Title: _______________________

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APPENDIX C

Audit Committee Membership

The Audit Committee ("Committee") shall be composed entirely of trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Alternative Investment Strategies, Alternative Investment Partners, LLC, ("Adviser") or Quasar Distributors, LLC ("Distributor").

Purposes

1.	The Committee shall oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers.

2.	The Committee shall oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof.

3.	The Committee shall act as a liaison between the Trust’s independent auditors and the full Board of Trustees ("Board").

The function of the Committee is oversight; it is Trust management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditor’s responsibility to plan and carry out a proper audit.

Duties and Powers

To carry out its purposes, the Committee shall have the following duties and powers:

1.	To recommend the selection, retention or termination of independent auditors and, in connection therewith, to evaluate the independence of the independent auditors, including whether the independent auditors provide any consulting services to the Adviser or Distributor, and to receive the independent auditors’ specific representations as to their independence;

2.	To meet with the Trust’s independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit(s); (iii) to consider the independent auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Trust management’s responses thereto; and (iv) to review the form of opinion the independent auditors propose to render to the Board and shareholders;

3.	To consider the effect upon the Trust or any series of any changes in accounting principles and practices proposed by Trust management or the independent auditors;

4.	To review the fees charged by the independent auditors for audit and non-audit services, and to consider the types of non-audit services performed, if any, the fees involved, and whether the non-audit services performed and the fees involved in that connection were consistent with the auditor's independence;

5.	To investigate improprieties or suspected improprieties in fund operations of which the Committee becomes aware; and

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6.	To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Other Powers and Responsibilities

1.	The Committee shall meet on a regular basis, at least annually, and is empowered to hold special meetings as circumstances require. Minutes of all meetings of the Committee shall be submitted to the Board.

2.	The Committee shall meet regularly with the Chief Financial Officer of the Trust and with internal auditors, if any, for the Adviser.

3.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust or the appropriate series.

4.	The Committee shall review this Charter as necessary and recommend any material changes to the full Board.

Adopted by the Board of Trustees: July 30, 2002

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PROXY

ALPHA HEDGED STRATEGIES FUND
SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 27, 2004

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF AIP ALTERNATIVE STRATEGIES FUNDS

The undersigned hereby appoints Lee Schultheis and Stephen G. Bondi, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Alpha Hedged Strategies Fund, a series of AIP Alternative Strategies Funds, to be held on September 27, 2004, at the offices of Alternative Investment Partners, LLC, the Fund’s investment adviser, 701 Westchester Avenue, Suite 205-W, White Plains, New York 10604 (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on August 4, 2004. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

DATE: _________________, 2004

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)	(Title(s), if applicable)

This proxy will be voted as specified below. If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the above-named proxies as to any other matter that may properly come before the Meeting or any adjournment thereof. Please indicate by filling in the appropriate box below.

1.	To approve a new investment advisory agreement between Alternative Investment Partners, LLC and AIP Alternative Strategies Funds	FOR ❒	AGAINST ❒	ABSTAIN ❒

2.	To approve a portfolio research consultant agreement by and among Trust Advisors, LLC, Alternative Investment Partners, LLC and AIP Alternative Strategies Funds	FOR ❒	AGAINST ❒	ABSTAIN ❒

3.
To elect the following Trustees to hold office until their respective successors have been duly elected and qualified: 1) Joseph E. Breslin, 2) Robert Anderson; 3) Joyce P. Montgomery Rocklin; 4) Thomas Mann and (5) Stephen Bondi

		FOR ALL ❒	AGAINST ALL ❒	FOR ALL EXCEPT ❒	ABSTAIN ❒

To withhold authority to vote, mark "For All Except" and write the Nominee’s number on the line below:

In their discretion, the named proxies may vote
upon any other matters which may legally come
before the meeting, or any adjournment thereof.

WE NEED YOUR VOTE BEFORE SEPTEMBER 27, 2004

Your vote is important. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the meeting. You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

THANK YOU FOR YOUR TIME

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